UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2010

INGERSOLL-RAND PLC

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-34400	98-0626632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170/175 Lakeview Dr.

Airside Business Park

Swords, Co. Dublin

Ireland

(Address of principal executive offices, including zip code)

+(353) (0) 18707400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2010, the Board of Directors of Ingersoll-Rand plc (the “Company”) elected Michael W. Lamach, age 47, currently President and Chief Executive Officer, Chairman of the Board of Directors, effective immediately. The Company issued a press release on June 4, 2010 announcing the election. A copy of this news release is furnished as Exhibit 99.1 to this report.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s Annual General Meeting of Shareholders on June 3, 2010, the shareholders (1) elected all twelve of the Company’s nominees for director; (2) considered and approved an advisory proposal relating to the Company’s executive pay-for-performance compensation policies and procedures; and (3) appointed PricewaterhouseCoopers to serve as the Company’s independent auditors for the fiscal year ending December 31, 2010 and authorized the Audit Committee to set the auditors’ remuneration. Shares were voted on these proposals as follows:

Proposals 1(a)-(l). To re-elect twelve (12) directors to hold office until the Company’s next Annual General Meeting of Shareholders:

	Nominees	For	Against	Abstain	Broker Non Vote
(a)	Ann C. Berzin	251,414,785	2,406,581	1,752,938	26,142,388
(b)	John Bruton	244,335,792	9,659,310	1,579,202	26,142,388
(c)	Jared L. Cohon	244,895,365	9,161,045	1,517,894	26,142,388
(d)	Gary D. Forsee	244,486,390	9,578,969	1,508,945	26,142,388
(e)	Peter C. Godsoe	251,116,381	2,698,617	1,759,306	26,142,388
(f)	Edward E. Hagenlocker	251,269,546	2,695,635	1,609,123	26,142,388
(g)	Constance J. Horner	183,018,442	12,288,433	60,267,429	26,142,388
(h)	Michael W. Lamach	250,935,076	3,486,658	1,152,570	26,142,388
(i)	Theodore E. Martin	179,652,224	6,865,230	69,056,850	26,142,388
(j)	Orin R. Smith	160,644,902	34,734,263	60,195,139	26,142,388
(k)	Richard J. Swift	179,156,855	7,214,751	69,202,698	26,142,388
(l)	Tony L. White	183,551,624	12,010,187	60,012,493	26,142,388

Proposal 2. Approval of an advisory proposal relating to the Company’s executive pay-for-performance compensation policies and procedures:

For	Against	Abstain	Broker Non Vote
188,575,617	85,833,903	7,307,172	0

Proposal 3. Appointment of PricewaterhouseCoopers as the independent auditors of the Company for the fiscal year ending December 31, 2010 and authorization of the Audit Committee to set the auditors’ remuneration:

For	Against	Abstain	Broker Non Vote
278,197,502	2,471,852	1,047,338	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release, dated June 4, 2010, relating to election of Chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PLC

(Registrant)

Date: June 7, 2010	/s/ Patricia Nachtigal
Patricia Nachtigal
Senior Vice President and General Counsel

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